                                                                 Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated May 8, 1996 on the consolidated financial statements of UIH
Australia/Pacific, Inc. included in or made part of this Form S-4 registration statement.


                                       ARTHUR ANDERSEN LLP


Denver, Colorado,
       July 25, 1996